Inventories	12 Months Ended
Mar. 31, 2023
Inventories [Abstract]
Inventories	Inventories

	JPY (millions) As of March 31
	2022	2023
Finished products and merchandise	¥224,102	¥269,042
Work-in-process	404,087	436,508
Raw materials and supplies	224,977	280,908
Total	¥853,167	¥986,457
The amount of inventory write-offs recognized was 24,269 million JPY, 25,018 million JPY, and 18,392 million JPY for the years ended March 31, 2021, 2022 and 2023 respectively, and was included in cost of sales.